Registration No. 333-36865

Registration No. 811-3989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 13 and/or	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 9	☒

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

ROBERT J. BERDAN, Vice President, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Michael J. Mazza, Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-2052

Approximate Date of Proposed Public Offering Continuous

It is proposed that this filing will become effective (check appropriate space)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (DATE) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☒	on May 1, 2006 pursuant to paragraph (a)(1) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2006

Variable Executive Life

Issued by The Northwestern Mutual Life Insurance Company

and Northwestern Mutual Variable Life Account

This prospectus describes a flexible premium Variable Life Insurance Policy (the “Policy”). You may choose to invest your Net Premiums in one or more divisions, each of which invests in one of the corresponding portfolios/funds listed below:

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	Large Cap Core Stock Portfolio
T. Rowe Price Small Cap Value Portfolio	Capital Guardian Domestic Equity Portfolio
Aggressive Growth Stock Portfolio	T. Rowe Price Equity Income Portfolio
International Growth Portfolio	Index 500 Stock Portfolio
Franklin Templeton International Equity Portfolio	Asset Allocation Portfolio
AllianceBernstein Mid Cap Value Portfolio	Balanced Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Janus Capital Appreciation Portfolio	Select Bond Portfolio
Growth Stock Portfolio	Money Market Portfolio

Fidelity® Variable Insurance Products Fund III
Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund	Core Bond Fund
Aggressive Equity Fund	Real Estate Securities Fund
Non-U.S. Fund

Please note that the Policy and the portfolios/funds are not guaranteed to achieve their goals and are not federally insured. The Policy and the portfolios/funds have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.

Please read carefully this prospectus and the accompanying

prospectuses for the corresponding portfolios/funds and

keep them for future reference. These prospectuses

provide information that you should know before

investing in the Policy.

You should rely only on the information contained in these prospectuses.

No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete.

It is a criminal offense to state otherwise.

Contents for this Prospectus

PROSPECTUS

Variable Executive Life

•	Flexible Premium Variable Life Insurance Policy

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses and in the terms of the Policy.

Benefits of the Policy

Death Benefit    The primary benefit of your Policy is the life insurance protection that it provides. The Policy offers a choice of three death benefit options: Specified Amount (Option A); Specified Amount Plus Policy Value (Option B)—The Policy Value is the cumulative amount invested less withdrawals, adjusted for investment results and interest on Policy debt, reduced by the charges for insurance and other expenses; or Specified Amount Plus Premiums Paid (Option C). You select the Specified Amount when you purchase the Policy. In addition, we will increase the death benefit under any of the Options if necessary to meet the definitional requirements for life insurance for federal income tax purposes.

Access to Your Values    You may surrender your Policy for the Cash Value at any time during the lifetime of the insured. You may make a withdrawal of Policy Value. You may borrow up to 90% of the Policy Value using the Policy as security.

Flexibility    You may select the death benefit option and Specified Amount subject to our availability limits. You control the amount and timing of premium payments, within limits. After a Policy is issued you may change the death benefit option, or increase or decrease the Specified Amount subject to our approval. You may direct the allocation of your premiums and apportion the Northwestern Mutual Variable Life Account (“Account”) assets supporting your Policy among the 24 divisions of the Account. You may transfer accumulated amounts from one division to another.

Right to Return Policy    You may return the Policy for a refund within 45 days after you sign the application for insurance, or within 10 days (or later where required by state law) after you receive the Policy. The amount of your refund will depend on state law.

Tax Benefits    You are generally not taxed on your Policy’s investment gains until you surrender the Policy or make a withdrawal.

Risks of the Policy

Investment Risk    Your Policy allows you to participate in the investment experience of the Account divisions you select. You bear the corresponding investment risks. You will be subject to the risk that the investment performance of the divisions will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Cash Value will decrease. You could lose everything you invest. You may find a comprehensive discussion of these risks in the attached mutual fund prospectuses. You will also be subject to the risk that the investment performance of the divisions you choose may be less favorable than that of other divisions, and in order to keep the Policy in force, you may be required to pay more premiums than originally planned.

Policy for Long-Term Protection    Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable vehicle for short-term goals. We have not designed the Policy for frequent trading.

Policy Lapse    Your Policy will lapse if you do not pay sufficient premium to keep it in force. Favorable investment experience will reduce the amount of premium you need to pay to keep the Policy in force, but we do not guarantee investment experience. Policy loans or withdrawals of Policy Value may increase the premium required to keep the Policy in force.

Policy Loan Risks    A loan, whether or not repaid, will affect your Policy Value and Cash Value over time because the amounts borrowed do not participate in the investment performance of the divisions. The effect may be either favorable or unfavorable, depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the divisions of the Account. The death benefit is reduced by the amount of any Policy debt outstanding. If you surrender the Policy or allow it to lapse while Policy debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

Limitations on Access to Your Values    A withdrawal of Policy Value may not reduce the loan value to less than any Policy debt outstanding. A withdrawn amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of the withdrawal. Following a

Variable Executive Life Prospectus

withdrawal, the remaining Policy Value, less any Policy debt outstanding, must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for a withdrawal is $250. A withdrawal of Policy Value will reduce the death benefit.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract if the cumulative premium you pay exceeds a defined limit; surrenders, withdrawals and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty may apply to these distributions. In addition, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination.

Risk of an Increase in Current Fees and Expenses    Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when a Policy is bought, owned, or surrendered. See “Charges and Expenses” for a more detailed description.

Transaction Fees

The first table describes the fees and expenses that are payable when you pay premiums, transfer amounts between the Account divisions, make a withdrawal, change the Specified Amount or change the death benefit option. See “Charges and Expenses” for a more detailed description.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
State Premium Tax Charge	Upon each premium payment	2.35% of the premium	3.6% of the premium (includes both “State Premium Tax Charge” and “OBRA Expense Charge”)
OBRA Expense Charge	Upon each premium payment	1.25% of the premium
Sales Load	Upon each premium payment	Up to 15% for the first Policy year; up to 6.8% for Policy years 2-6; up to 3% thereafter(a)	Same as current amount
Fee for Transfer of Assets, Withdrawals or Change of Specified Amount	When you make more than 12 transfers of assets among the Account divisions in a Policy year, make withdrawals or change the Specified Amount more than once in a Policy year	Currently waived	$25
Fee for Change in the Death Benefit Option	Upon a change in the death benefit option	Currently waived	$250

Variable Executive Life Prospectus

Periodic Charges Other than Portfolio Operating Expenses

The next table describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own the Policy. See “Charges and Expenses” for a more detailed description.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranted Charge
Monthly Policy Charge—Cost of Insurance Charge(b)	Monthly, on each monthly processing date	$0.37—$924.39 per year per $1,000 of net amount at risk(c)	$0.95—$1,000 per year per $1,000 of net amount at risk(d)
Monthly Policy Charge—Mortality and Expense Risk Charge(e)	Monthly, on each monthly processing date	0.60% annually (monthly rate of 0.05000%) for the first ten Policy years and 0.17% (monthly rate of 0.01417%) thereafter.(f)	0.90% annually (monthly rate of 0.07500%)
Monthly Policy Charge—Administrative Charge	Monthly, on each monthly processing date	$180 annually ($15 monthly) for the first Policy year; $60 annually ($5 monthly) thereafter	$180 annually ($15 monthly) for the first Policy year; $120 annually ($10 monthly) thereafter
Charge for Expenses and Taxes Associated with Any Policy Debt(g)	Monthly, on each monthly processing date	0.75% annually (monthly rate of 0.06250%) for the first ten Policy years; 0.20% annually (monthly rate of 0.01667%) thereafter	2% annually (monthly rate of 0.16667%)

(a)	The sales load in Policy years 1-6 is applied to the premiums paid up to the Target Premium. All other premiums are charged a 3% sales load. The initial Target Premium is generally based on a modified endowment contract seven-pay limit for the initial Specified Amount and the issue age and sex of the insured. Increases and decreases in the Specified Amount will be reflected in the Target Premium.
(b)	The cost of insurance rates shown in the table may not be representative of the charge that a particular Policy Owner may pay. For information about the cost of insurance rate for your particular situation you may request a personalized illustration from your Northwestern Mutual Network Representative. The cost of insurance charge is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is equal to the death benefit currently in effect less the Policy Value. The cost of insurance rate reflects the issue age, sex and risk classification of the insured, Policy date, Policy duration and presence of the Cash Value Amendment if this applies.
(c)	For a sex neutral insured age 45 in the guaranteed issue non-tobacco risk classification, the current cost of insurance rate is $0.90 per year per $1,000 of net amount at risk.
(d)	For a sex neutral insured age 45 in the guaranteed issue non-tobacco risk classification, the maximum cost of insurance rate is $3.26 per year per $1,000 of net amount at risk.
(e)	The charge is applied to the Policy Value, less any Policy debt.
(f)	For Policies without the Cash Value Amendment the charge for Policy years eleven and later is 0.15% annually (monthly rate of 0.01250%).
(g)	The charge is applied to the Policy debt. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. The amount of the Policy loan will be transferred from the Account divisions to our general account and credited on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate.

Range of Total Annual Portfolio Operating Expenses*

The table below shows the lowest and highest total operating expenses (including investment advisory fees, distribution (12b-1) fees, and other expenses) of the Portfolios of the underlying Funds that you may pay periodically during the time that you own the Policy. These expenses do not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2005. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average underlying Fund assets)	0.20%	1.26%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.20%	1.15%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2005. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio operating expenses would have ranged from a minimum of 0.20% to a maximum of 1.12%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by any of the Portfolios that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue past the current year. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

Variable Executive Life Prospectus

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $132 billion. Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force. Our Home Office is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “we,” “us” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

The Account

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses.

Northwestern Mutual is obligated to pay all amounts promised to Policy Owners, subject to the terms and conditions of the Policy. Furthermore, the portion of Account assets equal to policy reserves and liabilities will not be used to pay any liabilities of Northwestern Mutual, other than those arising from variable life insurance policies, although Northwestern Mutual does reserve the right to transfer Account assets in excess of this amount out of the Account.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has twenty-four divisions. All of the assets of each division are invested in shares of a corresponding Portfolio of one of the Funds described below.

The Funds

Each of Northwestern Mutual Series Fund, Inc, Fidelity® Variable Insurance Products Fund III, and the Russell Investment Funds is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end management investment company (“Funds”). The Account buys shares of the series of the Funds identified below (“Portfolios”) at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Account are invested may be available under your Policy.

The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest.

Northwestern Mutual Series Fund, Inc.

The investment adviser for the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Portfolios bearing their names or derivatives thereof.

Variable Executive Life Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Small Cap Growth Stock Portfolio	Long-term growth of capital
T. Rowe Price Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
Aggressive Growth Stock Portfolio	Long-term growth of capital
International Growth Portfolio	Long-term growth of capital
Franklin Templeton International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
AllianceBernstein Mid Cap Value Portfolio	Long-term growth of capital; current income is a secondary objective	Alliance Capital Management L.P.
Index 400 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index
Janus Capital Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Growth Stock Portfolio	Long-term growth of capital
Large Cap Core Stock Portfolio	Long-term growth of capital and income
Capital Guardian Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
T. Rowe Price Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk
High Yield Bond Portfolio	High current income and capital appreciation
Select Bond Portfolio	To realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital
Money Market Portfolio	Maximum current income consistent with liquidity and stability of capital*

*	An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.

Variable Executive Life Prospectus

Fidelity® Variable Insurance Products Fund III

The Fidelity® VIP Mid Cap Portfolio is a series of Variable Insurance Products Fund III. The Account buys Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective
VIP Mid Cap Portfolio	Long-term growth of capital

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, Frank Russell Investment Management Company (“FRIMCo”). FRIMCo also advises, operates, and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and the preservation of capital
Real Estate Securities Fund	Current income and long-term growth of capital

We receive compensation from certain investment advisers and/or administrators (and/or affiliates thereof) of the Funds in connection with administrative and record-keeping services we provide to the Funds. Such compensation may range up to 0.10% and is based on the percentage of certain assets of the particular Portfolios attributable to the Contract. Some advisers, administrators, or Portfolios may pay us more than others. Northwestern Mutual Investment Services, LLC, our wholly owned subsidiary broker-dealer, also receives a portion of the 12b-1 fees deducted from certain Funds’ Portfolio assets as reimbursement for providing certain distribution-related services for those Portfolios.

Information About the Policy

Availability Limitations

We have designed the Variable Executive Life Policy for use with non-tax qualified executive benefit plans. We offer the Policy for use with corporate-sponsored plans where the first year premium for the plan will be at least $25,000. In addition, we offer this Policy where no corporate sponsor is involved and the first year premium for each Policy will be at least $25,000. We will permit exceptions in some cases and additional requirements may apply. Each case must be approved at our Home Office.

Premiums

The Policy permits you to pay premiums at any time before the Policy anniversary that is nearest the insured’s 95th birthday and in any amounts within the limits described in this section.

We use the Specified Amount you select when you purchase the Policy to determine the minimum initial premium. The minimum initial premium varies with the issue age and sex of the insured.

We use the Target Premium to determine the sales load. The initial Target Premium is generally based on the modified endowment contract seven-pay limit for the initial Specified Amount and the age and sex of the insured. Increases and decreases in Specified Amount will be reflected in the Target Premium.

After a Policy is issued, there are no minimum premiums, except that we will not accept a premium of less than $25. The Policy will remain in force during the insured’s lifetime so long as the Policy Value, less the amount of any Policy debt, is sufficient to pay the monthly cost of insurance charge and other current charges.

The Policy sets no maximum on premiums, but we will accept a premium that would increase the net amount at risk only if the insurance, as increased, will be within our issue limits, the insured meets our insurability requirements and we receive the premium prior to the anniversary nearest the insured’s 75th birthday. We will not accept a premium if it would disqualify the Policy as life insurance for federal income tax purposes. We will accept a premium, however, even if it would cause the Policy to be classified as a modified endowment contract. (See “Tax Considerations.”)

We accept premium payment by various means, including check and electronic funds transfer (EFT). If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide information about you and your account to government regulators.

Policy Value

The Policy Value is the cumulative amount invested, less withdrawals, adjusted for daily investment results and interest on Policy debt, reduced by the charges for insurance and other expenses.

If we receive proof of death on or before the close of trading for the New York Stock Exchange (typically, 4:00pm Eastern Time), we will determine the Policy Value using same-day pricing. If we receive proof of death after the close of trading on the New York Stock Exchange, we will determine the Policy Value based on the value of the units in the divisions determined at the close of the next regular trading session of the New York Stock Exchange.

Death Benefit

Death Benefit Options    The Policy provides for three death benefit options:

Specified Amount (Option A)

Specified Amount Plus Policy Value (Option B) See “Policy Value” above.

Specified Amount Plus Premiums Paid (Option C)

You select the Specified Amount when you purchase the Policy and, subject to our approval, you may make changes upon written request. Changes will be effective on the first monthly processing date following receipt of your request in our Home Office.

Under any of the death benefit options, the death benefit will be equal to the Policy Value at all times on and after the Policy anniversary nearest the 100th birthday of the insured.

Death benefits will be paid on the death of the insured while the Policy is in force. The amount payable will be reduced by the amount of any Policy debt. Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the death of the insured is received in our Home Office. The amount of proceeds will be determined as of the date of death. We will pay interest on the proceeds from that date until payment is made.

Minimum Death Benefit    The Minimum Death Benefit is the amount required to maintain the Policy as life insurance for Federal income tax purposes. Under any of the death benefit options, we will increase the death benefit if necessary to meet this requirement.

Variable Executive Life Prospectus

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy to meet minimum ratios, or multiples, of death benefit to the Policy Value. The minimum multiple decreases as the age of the insured advances. You make the choice of testing methods when you purchase a Policy and it may not be changed. For the Guideline Premium/Cash Value Corridor Test the minimum multiples of death benefit to the Policy Value are shown in the following table.

Guideline Premium/Cash Value

Corridor Test Multiples

Attained Age	Policy Value %
40 or under	250
41	243
42	236
43	229
44	222
45	215
46	209
47	203
48	197
49	191
50	185
51	178
52	171
53	164
54	157
55	150
56	146
57	142
58	138
59	134
60	130
61	128
62	126
63	124
64	122
65	120
66	119
67	118
68	117
69	116
70	115
71	113
72	111
73	109
74	107
75-90	105
91	104
92	103
93	102
94	101
95 or over	100

For the Cash Value Accumulation Test the minimum multiples of death benefit to the Policy Value are calculated using net single premiums based on the attained age of the insured and the Policy’s underwriting classification, using a 4% interest rate.

The Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better Cash Value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower death benefit and therefore a lower cost of insurance charge. But the Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid in each Policy year. The Cash Value Accumulation Test has no such annual limitation, and allows more premium to be paid during the early Policy years.

Death Benefit Changes    After we issue a Policy you may change the death benefit option, or increase or decrease the Specified Amount, subject to our approval. Changes are subject to insurability requirements and issue limits. We will not permit a change if it results in a Specified Amount less than the minimum for a new Policy that we would issue on that date.

A change in the death benefit option, or an increase or decrease in the Specified Amount, will be effective on the monthly processing date next following receipt of a written request at our Home Office.

Administrative charges of up to $250 for a change in the death benefit option, and up to $25 per change for more than one change in the Specified Amount in a Policy year, may apply. We will deduct any such charges from the Policy Value. We are currently waiving these charges.

A change in the death benefit option, or an increase or decrease in the Specified Amount, may have important tax effects. (See “Tax Considerations.”) The cost of insurance charge will increase if a change results in a larger net amount at risk. (See “Charges Against the Policy Value.”)

Allocations to the Account

We place the initial net premium in the Account on the date we approve the issuance of the Policy. During underwriting, pursuant to the Policy, we credit interest at a money-market rate and apply that amount of interest, along with the initial net premium, to the Account on the date we approve the issuance of the Policy. Net premiums you pay thereafter are placed in the Account on the date we receive them at our Home Office, provided the net premiums are received in good order prior to the close of trading (typically, 4:00pm Eastern Time) on the New York Stock Exchange for that day. We will process these premiums based upon the value of the units in the divisions of the Account as of the close of the regular trading session of the New York Stock Exchange. If we receive the premiums after the close of trading, we will process the premiums using the value of the units in the

Variable Executive Life Prospectus

divisions determined at the close of the next regular trading session of the New York Stock Exchange. Net premiums are premiums less premium expense charges. (See “Premium Expense Charges.”)

We invest premiums we place in the Account prior to the initial allocation date in the Money Market Division of the Account. If you pay the initial premium and we issue the Policy as applied for, the initial allocation date is identified in the Policy and is the date the application is approved. Otherwise the initial allocation date is the later of the date we receive the initial premium at our Home Office or the date the Policy is delivered to the owner. A different initial allocation date applies in those states which require a refund of at least the premium paid during the period when the Policy may be returned. In those states, the initial allocation date will be the later of the date we receive the initial premium at our Home Office or one day after the end of the period during which the Policy Owner has the right to return the Policy, based on the applicable state laws. (See “Right to Return Policy.”) On the initial allocation date we transfer the amount from the Money Market Division into the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums we place in the Account thereafter. Allocations must be in whole percentages.

You may transfer accumulated amounts from one division of the Account to another. You may request the transfer in writing. If we receive your request for transfer on or before the close of trading on the New York Stock Exchange, your request will receive same-day pricing. If we receive your request for transfer after the close of trading on the New York Stock Exchange, we will process the order using the value of the units in the divisions of the Account determined at the close of the next regular trading session of the New York Stock Exchange.

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Policy Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Policy Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single Policy during a Policy year. Further, an investor who is identified as having made a transfer in and out of the same division (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy anniversary date, and sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in allocations.

These policies and procedures may change from time to time in our sole discretion without notice; provided, however, Policy Owners would be given advance, written notice if the policies and procedures were revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring.

However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the

Variable Executive Life Prospectus

possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Policy Owners.

Charges and Expenses

Premium Expense Charges    We deduct a charge from each premium for state premium taxes and a portion of our federal income taxes. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. The 2.35% rate that we charge is what we have determined to be an average.

The tax rate for a particular state may be lower, higher, or equal to the 2.35% deduction, although we will charge 2.35% regardless of the state in which you live. Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 (“OBRA”), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of up to 1.25% against each premium payment to compensate us for corporate taxes. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs The state premium tax charge and the OBRA expense charge may each vary in amount, but together they are guaranteed never to exceed 3.6% of each premium payment.

We generally deduct a charge, or “sales load,” for sales costs from each premium. We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount. Except as described below, the charge is 15% of premiums paid during the first Policy year up to the Target Premium, 6.8% of premiums paid during each of Policy years 2-6 up to the Target Premium, and 3% of all other premiums. The initial Target Premium is generally based on the modified endowment contract seven-pay limit for the initial Specified Amount and the issue age and sex of the insured. Increases and decreases in Specified Amount will be reflected in the Target Premium. (See “Modified Endowment Contracts.”) The amount we deduct for costs in a Policy year are not specifically related to distribution expenses incurred in that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below. To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

In certain cases involving a group of Policies purchased by an employer, where large amounts of aggregate first year premium are anticipated, we may waive the sales load for those Policies in the group representing anticipated first year premiums in excess of an aggregate amount we determine from time to time. If you are such an employer, you must present a request for a waiver of the charge prior to the time you apply for the Policies. It generally will be to your economic advantage to have no sales load deducted from at least some Policies in a group, as those Policies will generally have higher values than Policies where a charge has been deducted. However, if you seek to provide similar Policies and values to similarly situated employees (for example, in cases where the Policies may be transferred to employees as part of an employee benefit plan), you may prefer to have the sales load determined on the same basis for all Policies in the group. Please ask your network representative to provide you with further information on the waiver of sales loads.

Charges Against the Policy Value    We deduct a Monthly Policy Charge from the Policy Value on each monthly processing date. The Monthly Policy Charge includes the Cost of Insurance Charge, the Mortality and Expense Risk Charge, and the Monthly Administrative Charge. These three components of the Monthly Policy Charge are described in the following three paragraphs.

As part of the Monthly Policy Charge, we deduct a Cost of Insurance Charge. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is equal to the death benefit currently in effect less the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of premiums, and the charges and expenses for the Policy. The cost of insurance rate reflects the issue age, sex and risk classification of the insured, Policy date, Policy duration and presence of the Cash Value Amendment (if applicable). (See “Cash Value.”) The maximum cost of insurance rates are included in the Policy.

The second part of the Monthly Policy Charge is the Mortality and Expense Risk Charge. The maximum amount of the charge is equal to an annual rate of 0.90% (0.07500% monthly rate) of the Policy Value, less any Policy debt. Currently the charge is equal to an annual rate of 0.60% (0.05000% monthly rate) of Policy Value, less any Policy debt, for the first ten Policy years and 0.17% (0.01417% monthly rate) thereafter for Policies with the Cash Value Amendment, or 0.15% (0.01250% monthly rate) thereafter for Policies without the Cash Value Amendment. (See “Cash Value.”) The mortality risk is that insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

The third part of the Monthly Policy Charge is the Monthly Administrative Charge of not more than $15 monthly for the first Policy year and $10 monthly thereafter. Currently this charge will be $5 monthly after the first Policy year. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Policy Owners. We do not expect to profit from this charge.

In addition to the Monthly Policy Charge, we deduct a charge for the expenses and taxes associated with the Policy debt, if

Variable Executive Life Prospectus

any. The aggregate charge is at the current annual rate of 0.75% (0.06250% monthly rate) of the Policy debt for the first 10 Policy years and 0.20% (0.01667% monthly rate) thereafter.

The Policy provides for transaction fees to be deducted from the Policy Value on the dates on which transactions take place. These charges are $25 per change for more than one change in the Specified Amount in a Policy year, withdrawals or transfers of assets among the divisions of the Account if more than twelve transfers take place in a Policy year. The fee for a change in the death benefit option is $250. Currently we are waiving all of these fees.

We will apportion deductions from the Policy Value among the divisions of the Account in proportion to the amounts invested in the divisions. For policies with the Monthly Charges From One Division Amendment, the Policy owner may elect in writing to have Cost of Insurance Charges, Mortality and Expense Risk Charges, Monthly Administrative Charges, and charges for expenses and taxes associated with the Policy debt, if any, deducted from one division. We reserve the right to determine which divisions to make available for this election. Currently, the Money Market Division is available for this election. If the amount in the specified division is not sufficient to pay these charges, the remainder of these charges is deducted from each division in proportion to the amounts invested in the divisions. This amendment is available only to corporate-sponsored plans where at least five Policies will be issued, each on a life of a different eligible insured person.

Expenses of the Portfolios    The investment performance of each division of the Account reflects all expenses borne by the corresponding Portfolio. (See Fee and Expense Tables—Range of Total Annual Portfolio Operating Expenses and the attached mutual fund prospectuses.)

Policies Issued Prior to November 8, 1999    For Policies issued prior to November 8, 1999, including Policies issued after that date in states where the current Policy form had not been approved at the time of policy issuance, the deduction from premiums for sales costs is 15% of premiums paid during the first Policy year up to the Target Premium and 3% of all other premiums.

Cash Value

You may surrender a Policy for the Cash Value at any time during the lifetime of the insured. The Cash Value for the Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. The Cash Value is equal to the Policy Value reduced by any Policy debt outstanding.

We determine the Cash Value for a Policy at the end of each valuation period (typically, 4:00pm Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

Policies with the Cash Value Amendment    The Cash Value of the Policy is increased in the first, second, and third Policy years assuming the Policy is not in a grace period on the date on which you surrender the Policy. The increase in Cash Value in the first three policy years is (c) multiplied by the sum of (a) plus (b), where: (a) is the cumulative sales load deducted from premiums paid to date, (b) is 4% of the sum of premiums paid to date, and (c) is an adjustment factor equal to 100.00% in the first Policy year, 66.67% in the second Policy year, and 33.33% in the third Policy year. This increase in Cash Value is not available for Policies (1) for individuals where no corporate sponsor is involved; (2) for corporate-sponsored plans issued prior to January 15, 2003; or (3) for corporate-sponsored plans with fewer than five Policies (although we may allow in certain circumstances plans with less than five Policies to purchase this amendment).

Policies with the Return of Sales Load Amendment    The Cash Value of the Policy is increased in the first, second, and third Policy years assuming the Policy is not in a grace period on the date on which you surrender the Policy. During the first Policy year the Cash Value is increased by the amount of sales loads previously deducted from premiums, during the second Policy year the Cash Value is increased by 66.67% of previous sales load deductions and during the third Policy year the Cash Value is increased by 33.33% of the previous sales load deductions. This increase in Cash Value is available only for policies issued November 8, 1999 or later in approved states, but before approval of the Cash Value Amendment described above, to corporate-sponsored plans where at least five policies will be issued, each on a life of a different eligible insured person. This increase in Cash Value is not available in New Jersey.

Policies Issued Prior to November 8, 1999    For policies issued prior to November 8, 1999, including policies issued after that date in states where the current Policy form had not been approved, the Cash Value of the Policy is increased in the first and second Policy years assuming the Policy is not in a grace period on the date on which you surrender the Policy. During the first Policy year, the Cash Value is increased by the amount of sales load deducted from premiums, and during the second Policy year the Cash Value is increased by 50% of previous sales load deductions. This increase in Cash Value is not available in New Jersey.

Policy Loans

You may borrow up to 90% of the Policy Value using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is 90% of the Policy Value, less the amount already borrowed. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home Office. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus.

Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. We add unpaid interest to the amount of the loan. If the amount of the loan equals or exceeds the Policy Value on a monthly processing date, the

Variable Executive Life Prospectus

Policy will enter the grace period. (See “Termination and Reinstatement.”) We will send you a notice at least 61 days before the termination date. The notice will show how much you must pay to keep the Policy in force.

We will take the amount of a Policy loan from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit them on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate. A Policy loan, even if you repay it, will have a permanent effect on the Policy Value because the amounts borrowed will not participate in the Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the divisions of the Account.

The death benefit will also be reduced by the amount of any Policy debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. If we receive a payment without specific instructions, we will first apply the payment to any outstanding charges, with any remaining amount being applied to any outstanding loans. Any amount remaining thereafter will be applied as a premium payment. If we receive your payment on or before the close of trading on the New York Stock Exchange, we will credit payments as of the date we receive them and will transfer those amounts from our general account to the Account divisions, in proportion to the premium allocation in effect, as of the same date. If we receive your payment after the close of trading on the New York Stock Exchange, we will process the order using the value of the units in the divisions of the Account determined at the close of the next regular trading session of the New York Stock Exchange.

A Policy loan may have important tax consequences. (See “Tax Considerations.”)

Withdrawals of Policy Value

You may make a withdrawal of Policy Value. A withdrawal may not reduce the loan value to less than any Policy debt outstanding. The loan value is 90% of the Policy Value. A withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of the withdrawal. Following a withdrawal the remaining Policy Value, less any Policy debt outstanding, must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for withdrawals is $250. We permit up to four withdrawals in a Policy year. An administrative charge of up to $25 may apply, but we are currently waiving this charge.

A withdrawal of Policy Value decreases the death benefit and may also decrease the Specified Amount. The amount of the decrease depends on the death benefit option and the amount of any prior increases in death benefit required to meet the definitional requirements for life insurance for federal income tax purposes. In some situations, the death benefit may decrease by more than the amount of the withdrawal.

We will take the amount withdrawn from Policy Value from the Account divisions in proportion to the amounts in the divisions. The Policy makes no provision for repayment of amounts withdrawn. A withdrawal of Policy Value may have important tax consequences. (See “Tax Considerations.”)

Termination and Reinstatement

If the Policy Value, less any Policy debt outstanding, is less than the monthly charges for the cost of insurance and other expenses on any monthly processing date, we allow a grace period of 61 days for a premium payment to keep the Policy in force. The grace period begins on the date that we send you a notice. The notice will state the minimum amount of premium required to keep the Policy in force and the date by which you must pay the premium. The Policy will terminate unless you pay the required amount before the grace period expires.

After a Policy has terminated, it may be reinstated within one year. The insured must provide satisfactory evidence of insurability. The minimum amount of premium required for reinstatement will be the monthly charges that were due when the Policy terminated plus the charges for three more months. Reinstatement of a Policy will be effective on the first monthly processing date after an application for reinstatement is received at our Home Office, subject to our approval. Any Policy debt that was outstanding when the Policy terminated will also be reinstated.

The Policy Value when a Policy is reinstated is equal to the premium paid, less premium expense charges, less the sum of all monthly charges for the cost of insurance and other expenses for the grace period and for the current month. Any Policy debt on the date of termination will also be reinstated and added to the Policy Value. We will allocate the Policy Value less Policy debt among the Account divisions based on the allocations for premiums currently in effect.

While Policy Owners have no right to reinstatement after surrender, we may, in our sole discretion, permit such reinstatements.

See “Tax Considerations” for a discussion of the tax effects associated with termination and reinstatement of a Policy.

Right to Return Policy

Unless state law otherwise requires, you may return a Policy within 10 days after you receive it. In some states you may return the Policy within 10 days after receiving it or 45 days after you have signed the application for insurance, whichever is later You may mail or deliver the Policy to the Network Representative who sold it or to our Home Office. The amount of your refund depends on state law. In some states, the amount of the refund will be the premium you paid; in others, the refund will be the sum of the amounts deducted from the premium plus the Policy Value on the date we receive a

Variable Executive Life Prospectus

written request for the return of the premium at our Home Office. In either event, any amounts returned to you may reflect any Policy debt you have incurred. If you return it, we will consider the Policy void from the beginning.

Other Policy Provisions

Owner    The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. We must receive written proof of the transfer at our Home Office. “You” in this prospectus means the owner or prospective purchaser of a Policy.

Beneficiary    The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After we issue the Policy you may change the beneficiary in accordance with the Policy provisions.

Incontestability    We will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue. We will not contest an increase in the amount of insurance that was subject to insurability requirements after the increased amount has been in force during the lifetime of the insured for two years from the date of issuance of the increase.

Suicide    If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals. If the insured dies by suicide within one year of the date of issuance of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase.

Misstatement of Age or Sex    If the age or sex of the insured has been misstated, we will adjust the charges for cost of insurance and other expenses under a Policy to reflect the correct age and sex.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Deferral of Determination and Payment    We will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policy Owners.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of a surrender, withdrawal, death benefit proceeds, loan, or payment plan benefits until the check or draft has been honored.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about a Policy Owner and a Policy Owner’s account to government regulators.

Dividends    The Policy may share in our divisible surplus to the extent that the Policy contributes to the surplus. Since we do not expect the Policies to contribute to divisible surplus, we do not expect to pay any dividends.

Voting Rights

We are the owner of the Fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the Funds, to vote on matters required to be approved or ratified by Fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders’ meeting of the Funds. However, we will vote the shares held in the Account in accordance with instructions received from Policy Owners, but may change this voting policy if required to do so by applicable Federal law. We will vote any shares for which we do not receive instructions and shares held in our general account in the same proportions as the shares for which voting instructions are received from Policy Owners. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of shares for each division of the Account for which a Policy Owner may give instructions is determined by dividing the amount of the Policy’s Cash Value apportioned to that division, if any, by the per share value for the corresponding Portfolio. The number will be determined as of a date we choose, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting.

We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next semiannual report to the owners of the Policies.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or Fund or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the

Variable Executive Life Prospectus

Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

In the event we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.

Reports

At least once each Policy year you will receive a statement showing the death benefit, Cash Value, Policy Value and any Policy loan, including loan interest. This report will show the apportionment of invested assets among the Account divisions. You will also receive annual reports, including financial statements.

Householding

To reduce costs, we now send only a single copy of prospectuses and reports to each consenting household (rather than sending copies to each contract owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of prospectuses and reports by calling us at 1-888-455-2232.

Financial Statements

Financial statements of the Account are incorporated by reference into the Statement of Additional Information from the Account’s Annual Report to Policy Owners. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report and/or the Statement of Additional Information containing such financial statements, call 1-888-455-2232.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Account, and its ability to perform its duties as underwriter for the Account.

Owner Inquiries

For inforce policy service questions, please call your Network Representative or the Variable Universal Life Service Center at 1-866-464-3800 between 7:30am and 5:30pm Central Time Monday-Friday. To file a claim, please call your Network Representative or Life Benefits at 1-800-635-8855.

Automatic Dollar-Cost Averaging

Automatic Dollar-Cost Averaging    With Dollar-Cost Averaging, you can arrange to have a regular amount of money (expressed in whole percentages) automatically transferred from the Money Market Division into the Division(s) you have chosen on a monthly basis. Transfers will end either when the amount in the Money Market Division is depleted or when you submit the appropriate form to our Home Office to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Illustrations

Your Northwestern Mutual Network Representative will provide you with illustrations for a Policy upon your request. The illustrations show how the death benefit and Cash Value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the insured person and will reflect such factors as the Specified Amount, death benefit option and premium payments that you select. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the policy’s actual Cash Value, death benefit, and certain expenses (which will vary with the investment performance of the portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the policy will also impact product performance. Due to these variations, even a portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Considerations

General    The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to

Variable Executive Life Prospectus

the estate, gift and generation skipping transfer tax. The Act increases the amount of an estate exempt from tax from $675,000 in 2001 to $1 million in 2002, $2 million in 2006 and $3.5 million in 2009. The Act reduces the top estate, gift and generation skipping transfer tax rate from 55% in 2001 to 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is reduced to 35%. All of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that the estate tax repeal will not be made permanent but that further changes may be made.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. The Code provides two alternative tests for determining whether the death benefit is a sufficient multiple of the Policy Value. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or take any other action that may be necessary for the Policy to qualify as life insurance.

The definitional tests under the Code are currently based on mortality tables adopted in 1980 or earlier. However, for Policies materially changed after 2008, the tests will be based on 2001 mortality tables. Because, in some circumstances, the Policy will not satisfy the definitional tests using 2001 mortality tables, you may not be permitted to make a certain changes to your Policy after 2008 (as defined by Notice 2004-61).

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

On July 24, 2003, the Internal Revenue Service issued Rev. Ruls. 2003-91 and 2003-92 that provide guidance on when a policy owner’s control of separate account assets will cause the policy owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the policy owner to select the investment advisor, the investment strategy or the particular investments of the separate account. If the owner of a policy were treated as the owner of the mutual fund shares held in the Account, the income and gains related to those shares would be included in the owner’s gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.

Tax Treatment of Life Insurance    While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. (See “Other Tax Considerations.”)

As a general rule, the proceeds from a withdrawal of Policy Value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy years may be taxable to the extent that the Policy Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the loan will be repaid from the Cash Value of the Policy and the total Cash Value including the total amount of the loan, will be taxable to the extent it exceeds the basis of the Policy. In extreme situations, Policy Owners can face what is called the “surrender squeeze”. The surrender squeeze occurs when the unborrowed value remaining in the Policy is insufficient to cover the interest payment required to keep the Policy in force or to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

A Policy may be exchanged tax-free for another life insurance policy, an endowment contract or an annuity contract covering the same insured. Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts    A Policy will be classified as a modified endowment contract if the cumulative premiums paid during the first seven Policy years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the premium at any time net of expense and administrative charges that would have to be paid in order for the Policy to be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the policy year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the Policy Value of the Policy at the time of such change. A materially changed Policy would

Variable Executive Life Prospectus

be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium that is considered “unnecessary” under the Code.

If the benefits under the Policy are reduced during the first seven Policy years after entering into the Policy (or within seven years after a material change), for example, by making a withdrawal of cash value or by requesting a decrease in the Specified Amount or, in some cases, by lapsing the Policy or making a withdrawal of Policy Value, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium limit, the Policy will become a modified endowment contract.

A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Policy Value or a surrender of the Policy. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Policy Value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policy owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Business Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Policy Owner’s deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Congress also is considering limiting the tax free death benefit on business-owned life insurance to policies insuring highly compensated employees who consent to the coverage.

Split-Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. Notice 2002-8 provides that (1) the value of the current life insurance protection provided to the employee under the arrangement is taxed to the employee each year and, until the issuance of further guidance, can be determined using the government’s Table 2001 rates or the insurer’s lower one year term rates (which, for arrangements entered into after January 28, 2002, must satisfy additional sales requirements); and (2) for split dollar arrangements entered into on or before September 17, 2003, taxation of the equity (cash surrender value in excess of the amount payable to the employer) is governed by prior law and is subject to the following three safe harbors: (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity will not be taxed regardless of the level of the employer’s economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; and (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans.

On September 17, 2003, the Treasury and Internal Revenue Service issued final regulations regarding the taxation of split dollar arrangements. The final regulations apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest

Variable Executive Life Prospectus

under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under, the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

New requirements for nonqualified deferred compensation plans were enacted as part of the American Jobs Creation Act of 2004. The law applies to deferrals after December 31, 2004 and imposes conditions on the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans but proposed regulations treat certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. Further guidance is expected on this issue.

Valuation of Life Insurance    In 2005, the Treasury and Internal Revenue Service imposed special valuation rules on life insurance distributed from a qualified plan to a participant or transferred by an employer to an employee. Notice 2005-25 provides a safe harbor formula for valuing variable life insurance that is the greater of the interpolated terminal reserve or the cash value (adjusted by a surrender factor for policies distributed from qualified plans), both increased by a pro rata portion of the estimated dividends for the Policy year. These rules do not apply to split-dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations    Pursuant to regulations issued in 2003, taxpayers are required to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan, or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

Variable Executive Life Prospectus

Additional Information

More information about Northwestern Mutual Variable Life Account (“Account”) is included in a Statement of Additional Information (SAI), which is dated the same day as this prospectus, incorporated by reference in this prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Account’s SAI, or current annual report, call us toll-free at 1-888-455-2232. Information about the Account (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102.

Your Northwestern Mutual Network Representative will provide you with illustrations for a Variable Executive Life Policy free of charge upon your request. The illustrations show how the death benefit, invested assets and cash surrender value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual Network Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811-3989

264990

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

VARIABLE EXECUTIVE LIFE

A Flexible Premium Variable Life Insurance Policy (the “Policy”)

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Policy identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.nmfn.com.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in equity for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (the “Account”), and the related notes and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2005 are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

DISTRIBUTION OF THE POLICIES

The Policies are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. The following amounts of commissions were paid on sales of variable life insurance policies issued in connection with the Account during each of the last three years:

Year	Amount
2005	$	_________
2004		$84,959,069
2003		$85,607,978

Commissions paid to our agents will not exceed 15% of the collected premium up to the Target Premium for the first year, 5.75% of the premium up to the Target Premium for the second through sixth years, up to 2.75% of the Target Premium thereafter, and up to 2.75% in excess of Target Premium after the first year. During the sixth Policy year and thereafter agents will receive compensation at the annual rate of .20% of the Adjusted Policy Value.

Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2005, that are incorporated by reference in this Statement of Additional Information, and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

FINANCIAL STATEMENTS OF THE ACCOUNT

The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2005, and for the year then ended are hereby incorporated by reference. Copies of the Account’s Annual Report may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling 1-888-455-2232, or by visiting the website www.nmfn.com.

Page F-1 through F-     are reserved for

the December 31, 2005 Consolidated Financial

Statements of The Northwestern

Mutual Life Insurance Company

F-1

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To

(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 21, 2006

(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997

(b)	Not Applicable

(c)	Distribution Agreement entered into on October 3, 1968 between The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit (c) to Form N-6 Post-Effective Amendment No. 8 for Northwestern Mutual Variable Life Account, File No. 333-36865, filed February 28, 2003

(d)(1)	Flexible Premium Variable Life Insurance Policy, RR.VEL. (0398), including Policy amendments Form of Notice of short-term cancellation right	Exhibits A(5)(a), A(5)(b), and A(5)(c) to Form S-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-36865, filed May 31, 2001

(d)(2)	Variable Life Insurance Policy, RR.VEL, Flexible Premium, including Amendment to Flexible Premium Variable Life (sex-neutral)	Exhibit A(5)(a) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997

(d)(3)	Variable Life Insurance Policy, RR.VEL, Flexible Premium, including Amendment to Flexible Premium Variable Life (sex-distinct)	Exhibit A(5)(b) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997

(e)	Form of Life Insurance Application 90-1 L.I.(0198) WISCONSIN and Application Supplement (1003)	Exhibit (e) to Form N-6 Post-Effective Amendment No. 11 for Northwestern Mutual Variable Life Account, File No. 333-36865, filed April 28, 2005

(f)1(a)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996

(f)1(b)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 8 for Northwestern Mutual Variable Life Account, File No. 333-36865, filed February 28, 2003

(g)	Form of Reinsurance Agreement	Exhibit (g) to Form N-6 Post-Effective Amendment No. 8 for Northwestern Mutual Variable Life Account, File No. 333-36865, field February 28, 2003

(h)1(a)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(h)1(b)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(h)1(c)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(i)	Not Applicable

(j)	Agreement entered into on February 13, 1984 among Northwestern Mutual Variable Life Account, The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997

(k)	Opinion and Consent of Robert J. Berdan, Esq. dated April , 2006	To be filed upon amendment

(l)	Not Applicable

(m)	Not Applicable

(n)	Consent of PricewaterhouseCoopers LLP dated April , 2006	To be filed upon amendment

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing issuance, transfer and redemption procedures pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)(b)(13)(v)(B) herein by reference.	Exhibit A(9)(c) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997

Item 27.	Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of March 24, 2006

Name	Business Address
Edward E. Barr	2050 Center Avenue
Suite 567
Fort Lee, NJ 07024

John M. Bremer	The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

Peter W. Bruce	The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

Robert C. Buchanan	Fox Valley Corporation
100 West Lawrence Street (54911)
P.O. Box 727
Appleton, WI (54912-0727)

George A. Dickerman	68 Normandy Road
Longmeadow, MA 01106-1259

David J. Drury	Poblocki & Sons, LLC
922 South 70th Street
Milwaukee, WI 53214

Connie K. Duckworth	ARZU
77 Stone Gate Lane
Lake Forest, IL 60045

James D. Ericson	777 East Wisconsin Avenue
Suite 3010
Milwaukee, WI 53202

David A. Erne	Reinhart Boener Van Deuren, sc
1000 North Water Street
Suite 2100
Milwaukee, WI 53202

J. E. Gallegos	Gallegos Law Firm
460 St. Michaels Drive
Building 300
Santa Fe, NM 87505

James P. Hackett	Steelcase, Inc.
901 – 44th Street
Grand Rapids, MI 49508

Hans Helmerich	Helmerich & Payne, Inc.
1437 South Boulder
Tulsa, OK 74119

Stephen F. Keller	101 South Las Palmas Avenue
Los Angeles, CA 90004

Barbara A. King	Landscape Structures, Inc.
Route 3
601-7th Street South
Delano, MN 55328

Margery Kraus	APCO Worldwide
700 12th Street, NW, Suite 800
Washington, DC 20005

J. Thomas Lewis	228 St. Charles Avenue
Suite 1024
New Orleans, LA 70130

Daniel F. McKeithan, Jr.	Tamarack Petroleum Company, Inc.
777 East Wisconsin Avenue
Suite 1920
Milwaukee, WI 53202

Ulice Payne, Jr.	Addison-Clifton, L.L.C.
13555 Bishop’s Court
Suite 245
Brookfield, WI 53005

H. Mason Sizemore, Jr.	2054 N.W. Blue Ridge Drive
Seattle, WA 98177

Peter M. Sommerhauser	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202-3590

John E. Steuri	52 River Ridge Road
Little Rock, AR 72227-1518

John J. Stollenwerk	Allen-Edmonds Shoe Corporation
201 East Seven Hills Road
P.O. Box 998
Port Washington, WI 53074-0998

Barry L. Williams	Williams Pacific Ventures, Inc.
4 Embarcadero Center, Suite 3700
San Francisco, CA 94111

Kathryn D. Wriston	c/o Shearman & Sterling
599 Lexington Avenue, Room 1064
New York, NY 10022

Edward J. Zore	The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of March 24, 2006

Name	Title
Edward J. Zore	President and Chief Executive Officer
John M. Bremer	Chief Operating Officer (Chief Compliance Officer)
Peter W. Bruce	Chief Insurance Officer
Deborah A. Beck	Executive Vice President (Planning and Technology)
William H. Beckley	Executive Vice President (Agencies)
Mason G. Ross	Executive Vice President & Chief Investment Officer
Mark G. Doll	Senior Vice President (Public Markets)
Christine H. Fiasca	Senior Vice President (Field Support & Systems)
Richard L. Hall	Senior Vice President (Life Product)
William C. Koenig	Senior Vice President & Chief Actuary
Jean M. Maier	Senior Vice President (Insurance Operations)
Meridee J. Maynard	Senior Vice President
Gregory C. Oberland	Senior Vice President & Chief Information Officer
Gary A. Poliner	Senior Vice President & Chief Financial Officer
Marcia Rimai	Senior Vice President (Business Integration Services) (Marketing)
Charles D. Robinson	Senior Vice President (Investment Products & Services)
John E. Schlifske	Senior Vice President (Investment Products & Services and Affiliates)
Leonard F. Stecklein	Senior Vice President (Investment Products & Services)
Robert J. Berdan	Vice President, General Counsel & Secretary
Michael G. Carter	Vice President (Field Compensation & Administration)
Steven T. Catlett	Vice President ( Investment Products)
Eric P. Christophersen	Vice President (Compliance/Best Practices)
David D. Clark	Vice President (Real Estate)
Gloster B. Current	Vice President (Policyowner Services)
Thomas E. Dyer	Vice President (Corporate Services)
John M. Grogan John C. Kelly John L. Kordsmeier	Vice President (Disability Income) Vice President & Controller Vice President (New Business)
Susan A. Lueger	Vice President (Human Resources)
Jeffrey J. Lueken	Vice President (Securities)
Raymond J. Manista	Vice President (Corporate Planning)
David W. Simbro	Vice President (Long Term Care)
Brenda F. Skelton	Vice President (Communications)
Calvin R. Schmidt	Vice President (Investment Product Operations)
J. Edward Tippetts	Vice President (Wealth Management)
Donald G. Tyler	Vice President (IPS Sales & Products)
Martha M. Valerio	Vice President (Information Systems)
Michael L. Youngman	Vice President (Government Relations)

OTHER OFFICERS – As of December 1, 2005

Name	Title
John Abbott	Director-Field Benefit Consultants
Carl Amick	VP-Risk Management Operations
Jason Anderson	Assistant Director Tax
Mark Backe	Asst. General Counsel & Asst. Secretary
Rebekah Barsch	Vice President Investment Product Lines
Blaise Beaulier	Director of Project Portfolio Management
Beth M. Berger	Asst. General Counsel & Asst. Secretary
Frederick W. Bessette	Asst. General Counsel & Asst. Secretary
Maryann Bialo	Asst. Director DI Benefit
Carrie Bleck	Director Policyowner Services
Melissa Bleidorn	Asst. General Counsel & Asst. Secretary
Sandra Botcher	Asst. General Counsel & Asst. Secretary
Anne Brower	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
Gwen Canady	Director Corporate Reporting
Kurt Carbon	Director Life Lay Standards
Susan A. Cerbins	Asst. General Counsel & Asst. Secretary
Walt Chossek	Director-Finance
Tom Christianson	Director Advanced Business Services
Barbara Courtney	Director Mutual Fund Accounting
Dennis Darland	Asst. Director DI Benefit
Mark Diestelmeier	Asst. General Counsel & Asst. Secretary
Dave Dorshorst	Director Field Services and Support
John E. Dunn	Asst. General Counsel & Asst. Secretary
James R. Eben	Asst. General Counsel & Asst. Secretary
Cheryl Flanders	Compliance & QA Consultant
Carol Flemma	Director-IPS Bus Development/Comm
Don Forecki	Director Investment Operations
James C. Frasher	Asst. General Counsel & Asst. Secretary
John Garofani	Asst. General Counsel & Asst. Secretary
Sheila Gavin	Asst. General Counsel & Asst. Secretary
Don Gehrke	Director-Inv Client Services
Tim Gerend	Asst. General Counsel & Asst. Secretary
Wally Givler	Vice President Investment Accounting
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
Bob Gleeson	Vice President & Medical Director
C. Claibourne Greene	Asst. General Counsel & Asst. Secretary
Tom Guay	Vice President Underwriting Standards
Greg Gurlik	Director Long Term Care Product Development
Wayne Heidenreich	Medical Director
Gary Hewitt	Vice President & Treasurer
Patricia Hillmann	Director-Annuity Customer Service
Mark W. Humphrey	Director-Architecture Construction Environmental Services
Sharon A. Hyde	Asst. Director Disability Benefit
Elizabeth Idleman	Asst. General Counsel & Asst. Secretary
Todd Jones	Asst. Director- IPS Finance
David B. Kennedy	Asst. General Counsel & Asst. Secretary
Mollie Kenny	Regulatory Consultant
Don Kiefer	Vice President Actuary
James Koelbl	Asst. General Counsel & Asst. Secretary

Abim Kolawole	Asst. General Counsel & Asst. Secretary
Robert Kowalsky	Vice President & Chief Architect
Carol L. Kracht	Vice President, Deputy General Counsel & Investment Counsel
Pat Krueger	Director Annuity Customer Service
Todd Kuzminski	Director Investment Accounting
Donna Lemanczyk	Director-Investment Closing
Elizabeth Lentini	Asst. General Counsel & Asst. Secretary
Sally J. Lewis	Asst. General Counsel & Asst. Secretary
James Lodermeier	Senior Actuary
George R. Loxton	Asst. General Counsel & Asst. Secretary
Cindy Lubbert	Asst. Director-DI Underwriting
Dean Mabie	Asst. General Counsel & Asst. Secretary
Jon Magalska	Actuary
Steve Mannebach	Director Field Management Development
Anthony C. Marino	Asst. General Counsel & Asst. Secretary
Jeff Marks	Director Special Projects
Steve Martinie	Asst. General Counsel & Asst. Secretary
Ted Matchulat	Director Product Compliance
Allan McDonnell	Director-Order Entry Desk/Retail Svc
James L. McFarland	Asst. General Counsel & Asst. Secretary
Patrick McKeown	Investment Research Consultant
Larry S. Meihsner	Asst. General Counsel & Asst. Secretary
Bob Meilander	Vice President Corporate Actuary
Christopher Menting	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Joanne Migliaccio	Director Field Services and Support
Michael Mihm	Asst. Director-IPS Field Consulting
Lynn Milewski	Director Annuity New Business
Daniel Moakley	Asst. General Counsel & Asst. Secretary
Jill Mocarski	Medical Director
Karen Molloy	Director Banking & Cash Management
Diane Moro-Goane	Director Marketing Materials Review
Scott J. Morris	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
Tim Nelson	Director Market Conduct
David K. Nelson	Asst. General Counsel & Asst. Secretary
Mary S. Nelson	Asst. General Counsel & Asst. Secretary
Jeffrey Niehaus	Director-Business Retirement Markets
Kathy Oman	Director-IPS Projects and Planning
Timothy Otto	Asst. General Counsel & Asst. Secretary
Art Panighetti	Vice President Tax
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
David W. Perez	Asst. General Counsel & Asst. Secretary
Judith L. Perkins	Asst. General Counsel & Asst. Secretary
Pete Peterson	Director Long Term Care Administration
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary
Randy Powell	Medical Director
Dave Remstad	Vice President Specialty Markets
Tom Richards	Vice President Agency Development
Dan Riedl	President NMIS
Kathleen M. Rivera	Vice President and Deputy General Counsel

Bethany Rodenhuis	Vice President Audit
Tammy Roou	Asst. General Counsel & Asst. Secretary
Matt Sauer	Director-IPS Compensation
Linda Schaefer	Director-Special Investigative Unit
Thomas F. Scheer	Asst. General Counsel & Asst. Secretary
Jane Ann Schiltz	Vice President Business Markets
Kathleen H. Schluter	Vice President & Tax Counsel
Sue Schmeidel	Director Field Development
Rodd Schneider	Asst. General Counsel & Asst. Secretary
Catherine L. Shaw	Asst. General Counsel & Asst. Secretary
Sherri Shickert	Director Policyowner Services
David Silber	Asst. General Counsel & Asst. Secretary
Stephen M. Silverman	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Associate General Counsel & Asst. Secretary
Warren Smith	Assistant Director-Architecture
Diane Smith	Assistant Director Policyowner Services
Richard Snyder	Director-Mutual Fund Prod
Steve Sperka	Director DI Benefits
Karen Stevens	Asst. General Counsel & Asst. Secretary
Steve Stone	Director IS Finance
Brenda J. Stugelmeyer	Asst. General Counsel & Asst. Secretary
Cheryl Svehlek	Director-Administration
Rachel Taknint	Vice President, Department Planning and Operations & Associate General Counsel
Paul Tews	Director Investment Planning
Kellen Thiel	Director-Managed Products
Derek Tyus	Director of Strategic Analysis & Planning
Mary Beth Van Groll	Vice President Information Systems
Natalie Versnik	Director Policyowner Services
Andy Ware	Vice President Actuary
Joel Weiner	Medical Director
Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary
Don Wilkinson	Vice President Agency Administration
Jeff Williams	Director Compliance Risk Management
Brian Wilson	Director-IPS National Sales
John Wilson	Director Long Term Care Sales Support
Robert Wright	Director-Affinity Funds
Catherine M. Young	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary
Rick Zehner	Vice President Life Products
Patti Zimmermann	Director Investment Technology & Development
Philip Zwieg	Vice President Information Systems

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.	Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of December 31, 2005 are set forth on pages C-9 through C-11. In addition to the subsidiaries set forth on pages C-9 through C-11, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A

2.	NML Variable Annuity Account B

3.	NML Variable Annuity Account C

4.	Northwestern Mutual Variable Life Account

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of February 28, 2006)

Name of Subsidiary	Jurisdiction of Incorporation
Alexandra International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Amber, LLC – 100% ownership	Delaware
Baraboo, Inc. – 100% ownership	Delaware
Bayridge, LLC – 100% ownership	Delaware
Bradford, Inc. – 100% ownership	Delaware
Brendan International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Brian International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Burgundy, LLC – 100% ownership	Delaware
Carlisle Ventures, Inc. – 100% ownership	Delaware
Cass Corporation – 100% ownership	Delaware
Chateau, Inc. – 100% ownership of Common & Class B Preferred Stock	Delaware
Chateau, LLC – 100% ownership	Delaware
Chateau I, LP – 100% ownership	Delaware
Coral, Inc. – 100% ownership	Delaware
Diversey, Inc. – 100% ownership	Delaware
Elderwood International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Elizabeth International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Frank Russell Company – 90.86% ownership	Washington
Frank Russell Investment Management Company – 90.86% ownership	Washington
Green Room Properties, LLC – 100% ownership	Delaware
Hazel, Inc. – 100% ownership	Delaware
Health Invest, LLC – 100% ownership	Delaware
Higgins, Inc. – 100% ownership	Delaware
Highbrook International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Hobby, Inc. – 100% ownership	Delaware
INV Corp. – 100% ownership	Delaware
Justin International FSC, Inc. – 100% ownership	U.S. Virgin Islands
Jersey Par, LLC – 100% ownership	Delaware
JYD Assets, LLC – 100% ownership	Delaware
KerryAnne International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Klode, Inc. – 100% ownership	Delaware
Kristiana International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Lake Bluff, Inc. – 100% ownership	Delaware
Larkin, Inc. – 100% ownership	Delaware
Logan, Inc. – 100% ownership	Delaware
Lydell, Inc. – 100% ownership	Delaware

Mallon International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Maroon, Inc. – 100% ownership	Delaware
Mason & Marshall, Inc. – 100% ownership	Delaware
Mason Street Advisors, LLC – 100% ownership	Delaware
Mason Street Funds, Inc. – 70%[2] ownership	Maryland
Mitchell, Inc. – 100% ownership	Delaware
NM Albuquerque Inc. – 100% ownership	New Mexico
NM Regal, LLC – 100% ownership	Delaware
NM-Exchange, LLC – 100% ownership	Delaware
NM Harrisburg, Inc. – 100% ownership	Pennsylvania
NM Imperial, LLC – 100% ownership	Delaware
NM Majestic Holdings, LLC – 100% ownership	Delaware
NMIS Alabama Agency, LLC – 100% ownership	Alabama
NMIS Massachusetts Insurance Agency, LLC – 100% ownership	Massachusetts
NMIS Georgia Agency, LLC – 100% ownership	Georgia
NML Buffalo Agency, Inc. – 100% ownership	New York
NML-CBO, LLC – 100% ownership	Delaware
NML Development Corporation – 100% ownership	Delaware
NML/Mid-Atlantic, Inc. – 100% ownership	New Jersey
NML Real Estate Holdings, LLC – 100% ownership	Wisconsin
NML Securities Holdings, LLC – 100% ownership	Wisconsin
NML/Tallahassee, Inc. – 100% ownership	Florida
NVOP, Inc. – 100% ownership	Delaware
NVOP, LLC – 75% ownership	Delaware
NVOP Fairfax Ridge – 75% ownership	Delaware
NW Pipeline, Inc. – 100% ownership	Texas
Network Planning Advisors, L.L.C. – 100% ownership	Wisconsin
New Arcade, LLC – 100% ownership	Wisconsin
Nicolet, Inc. – 100% ownership	Delaware
North Van Buren, Inc. – 100% ownership	Delaware
Northwestern Ellis Company – 100% ownership	Nova Scotia
Northwestern Foreign Holdings B.V. – 100% ownership	Netherlands
Northwestern International Holdings, Inc. – 100% ownership	Delaware
Northwestern Investment Management Company, LLC – 100% ownership	Delaware
Northwestern Long Term Care Insurance Company – 100% ownership	Illinois
Northwestern Mutual Investment Services, LLC – 100% ownership	Wisconsin
Northwestern Mutual Las Vegas, Inc. – 100% ownership	Nevada
Northwestern Mutual Life International, Inc. – 100% ownership	Delaware
Northwestern Mutual Series Fund, Inc. – 100%[3] ownership	Maryland
Northwestern Mutual Wealth Management Company – 100% ownership	Federal Savings Bank (subject to jurisdiction of the Office of Thrift Supervision)
Northwestern Real Estate Partnership Holdings, LLC – 100% ownership	Delaware
Northwestern Reinsurance Holdings N.V. – 100% ownership	Netherlands
Northwestern Securities Holdings, LLC – 100% ownership	Delaware
Northwestern Securities Partnership Holdings, LLC – 100% ownership	Delaware
Olive, Inc. – 100% ownership	Delaware
Painted Rock Development Company – 100% ownership	Arizona
Park Forest Northeast, Inc. – 100% ownership	Delaware
RE Corporation – 100% ownership	Delaware
Regina International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Rocket Sports, Inc. – 100% ownership	Texas
Russell Investment Funds – 90.86% ownership	Massachusetts
Russet, Inc. – 100% ownership	Delaware

Scotty, LLC – 100% ownership	Delaware
Sean International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Solar Resources, Inc. – 100% ownership	Wisconsin
St. James Apartments, LLC – 100% ownership	Delaware
Stadium and Arena Management, Inc. – 100% ownership	Delaware
Summit Mall, LLC – 100% ownership	Delaware
Travers International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Tupelo, Inc. – 100% ownership	Delaware
Walden OC, LLC – 100% ownership	Delaware
White Oaks, Inc. – 100% ownership	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2005, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company.

(2)	Aggressive Growth Stock, Asset Allocation, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Equity, Large Cap Core Stock, Municipal Bond, Select Bond, Small Cap Growth Stock.

(3)	Aggressive Growth Stock, Alliance Bernstein Mid Cap Value, Asset Allocation, Balanced, Capital Guardian Domestic Equity, Franklin Templeton International Equity, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Growth Stock, Janus Capital Appreciation, Large Cap Core Stock, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, T. Rowe Price Equity Income.

Item 29.	Indemnification

That portion of the By-laws of Northwestern Mutual relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as an exhibit to the registration statement for Northwestern Mutual Variable Life Account on July 15, 1998.

Item 30.	Principal Underwriters

(a) Northwestern Mutual Investment Services, LLC (“NMIS”), is the principal underwriter currently distributing securities of the Registrant. NMIS is the principal underwriter for NML Variable Annuity Account B and the Northwestern Mutual Variable Life Account and all other separate accounts registered under the Investment Company Act of 1940 as unit investment trusts for which Northwestern Mutual serves as the Depositor.

(b) As of March 24, 2006, the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer
Mark J. Backe	Secretary
Rebekah B. Barsch	Vice President, Investment Product Lines
William H. Beckley	Director
Lisa M. Belli - Fuchs	Director, Compliance Assurance
Mark S. Bishop	Director, Field Supervision
Michael G. Carter	Vice President, Field Services and Support
Walter J. Chossek	Treasurer
Eric P. Christophersen	Vice President, Comliance/Best Practices
Closter B. Current	Vice President, Variable Life Servicing
David J. Dorshorst	Director, Compensation
Michael S. Ertz	Director, Recruiting and Retention
Christina H. Fiasca	Director
Dennis J. Fitzpatrick	Director, Supervision of Todd Business

Carol J. Flemma	Director, Business Development
Stephen J. Frankl	Vice President, Field Training and Development
Don P. Gehrke	Director, Retail Investment Operations
Mark J. Gmach	Regional Vice President, Field Supervision
Laila V. Hick	Assistant Director, NMIS Policy Standards Development
Karla D. Hill	Director, Human Resources
Patricia J. Hillman	Director, Annuity Operations
Diane B. Horn	Director, BD Operations Compliance; Policy, Procedures & Communications
Robert J. Johnson	Director, Compliance Oversight; Chief Compliance Officer of NMIS Registered Investment Advisor
John L. Kordsmeier	Vice President, Variable Life Sales
Gregory S. Leslie	Compliance Registered Options Principal (CROP)
Mary M. Lucci	New Business Compliance Coordinator
Jean M. Maier	Director; Senior Vice President, Insurance Operations
Meridee J. Maynard	Senior Vice President, Life Product
Mac McAuliffe	Regional Vice President
Allan J. McDonell	Director, Retail Investment Services; Senior Registered Options Principal (SROP)
Jeffrey L. Michaelson	Assistant Director, Mutual Funds
Joanne M. Migliaccio	Director, Contract, License and Registration
Lynn A. Milewski	Director, Annuity Operations
Jay W. Miller	Vice President, Advanced Planning
Diana L. Moro-Goane	Director, Marketing Materials Review
Jennifer Murphy	Assistant Secretary
Timothy Nelson	Director, Market Conduct
Jeffrey J. Niehaus	Director, Business Retirement Markets
Jennifer O’Leary	Assistant Treasurer
Daniel J. O’Meara	Regional Vice President, Field Supervision
Michael J. Patkunas	Regional Vice President
Chris E. Peterson	Regional Vice President
Michael A. Reis	Assistant Treasurer
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Charles D. Robinson	Senior Vice President, IPS Strategy
Robin E. Rogers	Assistant Director, License & Registration
John E. Schlifske	Director; President and CEO
Calvin R. Schmidt	Vice President, Investment Product Operations & Systems
Richard P. Snyder	Director, Mutual Funds
William H. Taylor	Director, Financial Security Planning
Kellen A. Thiel	Director, Managed Products
VACANT	Vice President, Field Development
Donald G. Tyler	Vice President, Investment Products and Sales
Thomas A. Waisnor	Regional Vice President
Alan M. Werth	Third Party Sales Consultant
Anne C. Wills	Director, Variable Product Compliance
Donald R. Wilkinson	Vice President, Field Management
Jeffrey B. Williams	Vice President, Compliance Risk Management & Chief Compliance Officer of NMIS Broker-Dealer, Executive Representative
Brian D. Wilson	National Sales Director
Robert J. Wright	Director, Russell Distribution and Planning

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) During 2005 life insurance agents of Northwestern Mutual who are also registered representatives of NMIS received commissions, including general agent overrides, in the aggregate amount of $81,916,793 for sales of variable life insurance policies, and interests therein, issued in connection with the Registrant.

Item 31.	Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32.	Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33.	Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 24th day of March, 2006.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT (Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ ROBERT J. BERDAN	By:	/s/ EDWARD J. ZORE
	Robert J. Berdan, Vice President, General Counsel and Secretary		Edward J. Zore, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 24th day of March, 2006.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ ROBERT J. BERDAN	By:	/s/ EDWARD J. ZORE
	Robert J. Berdan, Vice President, General Counsel and Secretary		Edward J. Zore, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

/s/ EDWARD J. ZORE Edward J. Zore	Trustee, President and Chief Executive Officer; Principal Executive Officer

/s/ GARY A. POLINER Gary A. Poliner	Senior Vice President and Chief Financial Officer; Principal Financial Officer

/s/ JOHN C. KELLY John C. Kelly	Vice President and Controller; Principal Accounting Officer

/s/ J. THOMAS LEWIS*	Trustee
J. Thomas Lewis

/s/ STEPHEN F. KELLER*	Trustee
Stephen F. Keller

/s/ J. E. GALLEGOS*	Trustee
J. E. Gallegos

/s/ KATHRYN D. WRISTON*	Trustee
Kathryn D. Wriston

/s/ BARRY L. WILLIAMS*	Trustee
Barry L. Williams

/s/ DANIEL F. MCKEITHAN, JR.*	Trustee
Daniel F. McKeithan, Jr.

/s/ JAMES D. ERICSON*	Trustee
James D. Ericson

/s/ EDWARD E. BARR*	Trustee
Edward E. Barr

/s/ ROBERT C. BUCHANAN*	Trustee
Robert C. Buchanan

/s/ H. MASON SIZEMORE, JR.*	Trustee
H. Mason Sizemore, Jr.

/s/ JOHN J. STOLLENWERK*	Trustee
John J. Stollenwerk

/s/ GEORGE A. DICKERMAN*	Trustee
George A. Dickerman

/s/ JOHN E. STEURI*	Trustee
John E. Steuri

/s/ BARBARA A. KING*	Trustee
Barbara A. King

/s/ PETER M. SOMMERHAUSER*	Trustee
Peter M. Sommerhauser

/s/ JAMES P. HACKETT*	Trustee
James P. Hackett

/s/ JOHN M. BREMER*	Trustee
John M. Bremer

/s/ PETER W. BRUCE*	Trustee
Peter W. Bruce

/s/ DAVID A. ERNE*	Trustee
David A. Erne

/s/ MARGERY KRAUS*	Trustee
Margery Kraus

/s/ CONNIE K. DUCKWORTH*	Trustee
Connie K. Duckworth

/s/ ULICE PAYNE, JR.*	Trustee
Ulice Payne, Jr.

/s/ DAVID J. DRURY*	Trustee
David J. Drury

/s/ HANS HELMEICH*	Trustee
Hans Helmerich

*By:	/s/ EDWARD J. ZORE
Edward J. Zore, Attorney in fact, pursuant to the Power of Attorney attached hereto

Each of the signatures is affixed as of March 24, 2006

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint each or either of Edward J. Zore and John M. Bremer, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

(a)	NML Variable Annuity Account A (333-72913);

(b)	NML Variable Annuity Account B (2-29240);

(c)	Select Variable Annuity Fee-Based (333-33232);

(d)	NML Variable Annuity Account C (2-89905-01);

(e)	Northwestern Mutual Variable Life Account (2-89972);

(f)	Northwestern Mutual Variable CompLife (33-89188);

(g)	Northwestern Mutual Variable Executive Life (333-36865);

(h)	Northwestern Mutual Variable Joint Life (333-59103);

(i)	The new Variable Annuity Contracts to be issued through Accounts A and C andfiled with the SEC on or about April 12, 2006; and

(j)	The new Variable Life Contracts to be issued through the Northwestern Mutual Variable Life Account II and filed with the SEC beginning in May 2006.

In addition, we do hereby constitute and appoint each or either of Edward J. Zore and John M. Bremer, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign one or more reports for the fiscal year ended December 31, 2005, including amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith, to be filed on Form 10-K with the SEC under the Securities Exchange Act of 1934 in connection with any such registration statement or amendment thereto. Each of the undersigned does hereby further authorize each or either of said attorneys-in-fact and agents to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorneys-in-fact and agents which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 22nd day of March, 2006.

/s/ EDWARD E. BARR	Trustee
Edward E. Barr

/s/ JOHN M. BREMER	Trustee
John M. Bremer

/s/ PETER W. BRUCE	Trustee
Peter W. Bruce

/s/ ROBERT C. BUCHANAN	Trustee
Robert C. Buchanan

/s/ GEORGE A. DICKERMAN	Trustee
George A. Dickerman

/s/ DAVID J. DRURY	Trustee
David J. Drury

/s/ CONNIE K. DUCKWORTH	Trustee
Connie K. Duckworth

/s/ JAMES D. ERICSON	Trustee
James D. Ericson

/s/ DAVID A. ERNE	Trustee
David A. Erne

/s/ J. E. GALLEGOS	Trustee
J. E. Gallegos

/s/ JAMES P. HACKETT	Trustee
James P. Hackett

/s/ HANS HELMERICH	Trustee
Hans Helmerich

/s/ STEPHEN F. KELLER	Trustee
Stephen F. Keller

/s/ BARBARA A. KING	Trustee
Barbara A. King

/s/ MARGERY KRAUS	Trustee
Margery Kraus

/s/ J. THOMAS LEWIS	Trustee
J. Thomas Lewis

/s/ DANIEL F. McKEITHAN, JR.	Trustee
Daniel F. McKeithan, Jr.

/s/ ULICE PAYNE, JR.	Trustee
Ulice Payne, Jr.

/s/ H. MASON SIZEMORE, JR.	Trustee
H. Mason Sizemore, Jr.

/s/ PETER M. SOMMERHAUSER	Trustee
Peter M. Sommerhauser

/s/ JOHN E. STEURI	Trustee
John E. Steuri

/s/ JOHN J. STOLLENWERK	Trustee
John J. Stollenwerk

/s/ BARRY L. WILLIAMS	Trustee
Barry L. Williams

/s/ KATHRYN D. WRISTON	Trustee
Kathryn D. Wriston

/s/ EDWARD J. ZORE	Trustee
Edward J. Zore